SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                           JUNE 3, 2004 (May 28, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)



        OKLAHOMA                       1-13726                  73-1395733
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(State or other jurisdiction    (Commission File No.)         (IRS Employer
    of incorporation)                                       Identification No.)


 6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA                73118
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    (Address of principal executive offices)                    (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER MATTERS

Chesapeake Exploration Limited Partnership, a wholly owned subsidiary of Chesapeake Energy Corporation, entered into an International Swap Dealers Association, Inc. ("ISDA") Master Agreement with Deutsche Bank AG on May 28, 2004. The ISDA Master Agreement, Schedule to the ISDA Master Agreement and Credit Support Annex to the Schedule to the ISDA Master Agreement are filed as Exhibits 99.1, 99.2 and 99.3 to this current report on Form 8-K and are incorporated in their entirety into Item 5 of this report.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed herewith:

       99.1   ISDA Master Agreement

       99.2   Schedule to the ISDA Master Agreement

       99.3   Credit Support Annex to the Schedule to the ISDA Master Agreement

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             CHESAPEAKE ENERGY CORPORATION



                                        By:   /S/ AUBREY K. MCCLENDON
                                             ----------------------------------
                                                  Aubrey K. McClendon
                                               Chairman of the Board and
                                                Chief Executive Officer

Dated:   June 3 2004